UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2015

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive

Spring, Texas 77389

(Address of principal executive office) (Zip Code)

(832) 796-4700

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On January 12, 2015, Southwestern Energy Company issued a press release announcing that it is commencing a registered underwritten public offering of its common stock and a separate registered underwritten public offering of depositary shares. The full text of the press release announcing the offerings is listed under Item 9.01 as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Southwestern Energy Company on January 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: January 12, 2015	By:	/s/ Craig Owen
Name: R. Craig Owen
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Southwestern Energy Company on January 12, 2015.